UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2020

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield	West Virginia	26836
(Address of principal executive offices)		(Zip Code)

(304)530-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $2.50 per share	SMMF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 28, 2020, Summit Community Bank, Inc. a West Virginia banking corporation (“Summit”) and wholly-owned subsidiary of Summit Financial Group, Inc. (the “Company), entered into an Agreement and Plan of Merger (the “Agreement”) with WinFirst Financial Corp. (“WinFirst”), a Kentucky corporation headquartered in Winchester, Kentucky, pursuant to which WinFirst will merge (the “Merger”) with and into a Kentucky corporation and wholly-owned subsidiary of Summit, formed solely for the purpose of consummating the Merger (the “Merger Sub”), with WinFirst as the surviving entity in the Merger. The Agreement was unanimously approved and adopted by the Board of Directors of Summit and WinFirst.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Summit will acquire all of the outstanding shares of WinFirst common stock in exchange for cash in the amount of $328.05 per share, subject to an adjustment if WinFirst’s adjusted shareholders’ equity as of the last day of the full month immediately preceding the Effective Time (or such other date as mutually acceptable to Summit and WinFirst) is less than a defined minimum amount determined by the parties. The aggregate value of the cash consideration will be reduced one dollar for every dollar by which the adjusted shareholders’ equity is less than the minimum amount. Alternatively, WinFirst will be permitted to make a lump sum cash distribution to its shareholders prior to the Effective Time in an amount by which adjusted shareholders’ equity exceeds a defined amount. The estimated aggregate merger consideration is approximately $21.7 million.

The Agreement contains customary representations, warranties and covenants from both Summit and WinFirst. Among other covenants, WinFirst has agreed: (i) to convene an appropriate meeting of its shareholders to consider and vote upon, among other things, the approval of the Agreement, (ii) that, subject to certain exceptions, the board of directors of WinFirst will recommend the adoption and approval of the Agreement and the Merger by its shareholders, and (iii) not to solicit or encourage inquiries or proposals with respect to, or, subject to certain exceptions, engage in any negotiations concerning, or provide any confidential information to, or have any discussions with any person relating to, any third-party acquisition proposals.

Completion of the merger is subject to various customary conditions, including, among others: (i) approval of the Agreement by the shareholders of WinFirst, (ii) receipt of required regulatory approvals, (iii) the absence of legal impediments to the Merger, and (iv) the absence of certain material adverse changes or events.

With respect to Summit, there are additional conditions to closing including (i) that there shall be less than 5.0% of issued and outstanding WinFirst common stock for which the holders thereof have voted against the approval of the Agreement and the Merger and who has properly perfected his, her or its dissenter’s rights of appraisal by following the exact procedure required by Kentucky law, (ii) the delivery of voting agreements from the WinFirst directors who beneficially own or control shares of WinFirst common stock and a beneficiary of a significant shareholder of WinFirst and (iii) the delivery of support agreements from the directors of WinFirst directors and a beneficiary of a significant shareholder of WinFirst.

The Agreement contains certain termination rights for WinFirst and Summit, as the case may be. The Agreement further provides that, upon termination of the Agreement under certain circumstances, WinFirst will be required to pay to Summit a termination fee as further described below.

The Agreement provides that WinFirst will pay a fee of $1,000,000 to Summit if (1) Summit terminates the Agreement because (a) the WinFirst board of directors changes its recommendation to its shareholders or fails to include the agreed board recommendation in the proxy statement, (b) WinFirst enters into an acquisition agreement that does not violate the nonsolicitation covenants, or (c) WinFirst intentionally or materially breaches its covenant to hold the WinFirst shareholder meeting to vote on the Agreement and Merger or the nonsolicitation covenant, or (2) WinFirst terminates the Agreement because it enters into an acquisition agreement that does not violate the nonsolicitation covenants.

The Agreement provides that WinFirst will pay a fee of $400,000.00 to Summit if WinFirst terminates the Merger Agreement on December 31, 2020 because (1) the Merger shall not have been consummated before December 31, 2020, (2) the conditions to consummating the Merger are not satisfied as of December 31, 2020 and are not capable of being satisfied or waived, to the extent permitted by applicable legal requirements, as of such date; and (3) each of the following events shall have occurred and no such event shall be subject to any legal challenge that results in an unknown outcome as of December 31, 2020: (a) the incumbent President of the United States of America does not win reelection in the November 3, 2020 general election; (b) control of the United States Senate for the term of Congress to begin in January 2021 does not remain with senators affiliated with the Republican Party; and (c) control of the United States House of Representatives for the term of Congress to begin in January 2021 remains with representatives affiliated with the Democratic Party.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The representations, warranties and covenants of each party as set forth in the Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Agreement, may be subject to limitations, qualification and exceptions agreed upon or to be agreed upon by the parties (including being qualified by confidential disclosures), may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Section 8 – Other Events

Item 8.01 Other Events

Support Agreements

Simultaneous with the execution of the Agreement, Summit entered into a support agreement (the “Support Agreement”) with each of the directors and a beneficiary of a significant shareholder of WinFirst. The Support Agreement generally provides that the executing party will not solicit the former employees or customers of WinFirst or any of its subsidiaries, or compete within a 25-mile radius of any location of WinFirst, any WinFirst subsidiary, Summit or Summit subsidiary, for a period of 18 months following the effective date of the Merger, subject to certain exceptions. A form of the Support Agreement is attached hereto as Exhibit 99.2 and is incorporated by reference.

Voting Agreements

Simultaneous with the execution of the Agreement, Summit entered into a voting agreement (the “Voting Agreement”) with each of the WinFirst directors who beneficially own or control shares of WinFirst common stock and a beneficiary of a significant shareholder of WinFirst in their capacities as shareholders. The Voting Agreement generally provides that each executing party will vote his or her shares in favor of the Agreement and the Merger. The Voting Agreement further provides that each executing party will vote against approval of any alternative acquisition proposals or any other proposal made in opposition to or in competition with the Agreement and the Merger. A form of the Voting Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference.

Press Release

The Company and WinFirst issued a press release, and the Company provided a presentation of the pro forma financial impact to interested parties concerning the acquisition of WinFirst. A copy of the press release and presentation of pro forma impact is attached hereto as Exhibits 99.3 and 99.4 and are being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Additional Information About the Merger and Where to Find It

The information in this Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. WinFirst will deliver the proxy statement to its shareholders. Shareholders of WinFirst are urged to read the proxy statement that will be sent to you seeking your required approval of the Merger, because it will contain important information about the Company, Summit, WinFirst, the Merger, the persons soliciting proxies in the Merger and their interests in the Merger and related matters. You are urged to read the proxy statement carefully before making a decision concerning the Merger. In addition, Summit may file other relevant documents concerning the proposed Merger with the SEC. Investors and security holders are urged to read any other relevant documents when they become available because they will contain important information about the proposed Merger.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Security holders of Summit and WinFirst may also obtain free copies of these documents by directing a request to Ms. Teresa Ely, Summit’s Director of Shareholder Relations, by telephone at (304) 530-0526 or by email at tely@summitfgi.com or by accessing these documents at Summit’s website: www.summitfgi.com. The information on

Summit’s website is not, and shall not be deemed to be, a part of this Report or the exhibits incorporated herein or incorporated into other filings made with the SEC.

Participants in the Solicitation

Summit, WinFirst and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from WinFirst’s shareholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the WinFirst shareholders in connection with the Merger will be set forth in the proxy statement that will be sent to WinFirst shareholders.

You can find information about the executive officers and directors of Summit in its Annual Report on Form 10-K for the year ended December 31, 2019 and in its definitive proxy statement filed with the SEC on April 16, 2020. Information about the directors and executive officers of WinFirst may be obtained by reading the proxy statement regarding the Merger when it becomes available. You can obtain free copies of these documents from Summit or WinFirst using the contact information above.

Forward-Looking Statements

This Current Report on Form 8-K, the press release and the investor presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: (i) the benefits of a merger between WinFirst and Summit, including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the merger; (ii) Summit’s and WinFirst’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of Summit and WinFirst and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of WinFirst and Summit. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Summit and WinFirst may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the negative impacts and disruptions resulting from the COVID-19 pandemic on the economies and communities served by Summit and WinFirst, which may have an adverse impact on Summit’s and WinFirst’s business, financial condition, liquidity and results of operations and their credit portfolio, stock price, borrowers and the economy, both locally and globally; (3) the expected growth opportunities or cost savings from the merger may not be fully realized or may take longer to realize than expected; (4) deposit attrition, operating costs, customer losses and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (5) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (6) the shareholders of WinFirst may fail to approve the merger; (7) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Summit and WinFirst are engaged; (8) changes in the interest rate environment may adversely affect net interest income; (9) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (10) competition from other financial services companies in Summit’s and WinFirst’s markets could adversely affect operations; and (11) the economy could experience a slowdown that could adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Summit’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

Summit and WinFirst caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Summit or WinFirst or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Summit and WinFirst do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

    (d)    Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of September 28, 2020, by and among Summit Community Bank, Inc., SMMF Thoroughbred Opportunities, Inc. and WinFirst Financial Corp.

99.1
Form of Voting Agreement, dated as of September 28, 2020, by and among Summit Community Bank, Inc. and certain directors and the beneficiary of a significant shareholder of WinFirst Financial Corp. (attached as Exhibit A to Exhibit 2.1 hereto).

99.2
Form of Support Agreement, dated as of September 28, 2020, by and among Summit Community Bank, Inc. and each of the directors and the beneficiary of a significant shareholder of WinFirst Financial Corp. (attached as Exhibit B to Exhibit 2.1 hereto).

99.3	Press Release, dated September 28, 2020, issued by the Company.

99.4	Presentation of Pro Forma Financial Impact, dated September 28, 2020, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: September 28, 2020	By: /s/ Julie R. Markwood
Julie R. Markwood
Senior Vice President and Chief Accounting Officer